Exhibit 99.2

HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM
A Phase 2 Study of HTX-011 in the
Management of Post-Operative Pain
Positive Top-Line Results
September 22, 2015
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM

Forward-Looking Statements
This presentation contains “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties, including uncertainties associated with the development, regulatory approval, manufacture, launch and acceptance of new products, completion of clinical studies and the results thereof, the ability to establish strategic alliances and/or acquire desirable assets, progress in research and development programs and other risks and uncertainties identified in the Company’s filings with the Securities and Exchange Commission. None of the Company’s product candidates discussed in this presentation have been approved by the FDA or any other regulatory agency. Actual results may differ materially from the results anticipated in our forward-looking statements. We caution investors that forward-looking statements reflect our analysis only on their stated date. We do not intend to update them except as required by law.
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM

2

Heron Post-Operative Pain Program
Objective:
Develop a best-in-class therapeutic for post-operative pain that can substantially reduce dependence on opiates
Target Product Profile:
Maximal pain relief that lasts for 2-3 days
Maximal reduction of opioid use
Maximal reduction of length of hospital stay
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM

Heron Post-Operative Pain Program
Introducing HTX-011:
– An injectable pain therapeutic that utilizes proprietary Biochronomer® polymer-based drug delivery platform technology
– Contains bupivacaine and low concentration of meloxicam
– Designed to deliver both drugs evenly over 2-3 days
Drug + Polymer
Molecules Encased
Polymer Dissolution
Drug Dispersion
HTX-011 builds on other innovations in the category and has best-in-class potential
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM

Post-Operative Pain Market
Surgeries Per Year
69 Million in U.S.
234 Million Worldwide
65% Will Experience Moderate-to-Severe Post-Operative Pain
Deaths Due to Opioid Overdose: U.S., 2000-2013
20,000
15,000
10,000
5,000
0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
Years
Annual Rx in U.S.
550 MILLION Pain Medications
250 MILLION Opioids
Opiate analgesics, the cornerstone of post-operative pain management, are associated with:
Harmful side effects
Longer hospital stays
Abuse
Addiction
Sources: Centers for Disease Control and Prevention, 2015; Weiser et al, Lancet, 12;372(9633):139-44, 2008; Coley et al, J Clin Anesth, 14(5):349-53, 2002; Symphony Health; United Nations Office on Drugs and Crime, 2015
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM

Procedures Eligible for Long-Acting Local Anesthetic
Estimated Number of Procedures in the U.S. Eligible for Long-Acting Local Anesthetic
Number of Procedures (Millions)
35.0 30.0 25.0 20.0 15.0 10.0 5.0 0.0
22.5
28.9
2012
2021
Sources: Decision Resources, Commercial Market Assessment: Post-Operative Pain, 2013
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM

Superior Efficacy Would Address Major Unmet Medical Need
Value
Exparel (WAC $315)
Ofirmev (WAC $426)
Target Product
Profile
Degree of Pain Relief and Opiate Sparing
Source: PriceRx
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM

A Randomized, Placebo-Controlled, Double-Blind, Phase 2 Study of HTX-011 in the Management of Post-Operative Pain in 64 Patients Undergoing Bunionectomy
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM

Study Design
Screening
Subjects requiring bunionectomy
Treatment (96-hour evaluation)
Part A - HTX-011
200 mg bupivacaine (n=20)
Placebo - All subjects pooled
for endpoint analysis
Part A (n=10), Part B (n=10)
Part B - HTX-011
400 mg bupivacaine (n=20)
Primary Endpoint
SPI 0-24 hrs
Secondary Endpoints
SPI 0-48 & 24-48 hrs
SPI 0-72 & 48-72 hrs
SPI 0-96 & 72-96 hrs
% of patients pain free
Time to first use of opiate rescue medications
% of patients who received no opiate rescue medication through 72 hrs
SPI = Summed Pain Intensity score
Efficacy assessments:
Pain intensity scores (NPRS) using 0-10 point scale at 1, 2, 4, 6, 8, 10, 12, 14, 18, 24, 30, 36, 42, 48, 54, 60, 72, 78, 84, and 96 hours after administration of study medication
Patient’s global assessment of pain control at 24, 48, 72, and 96 hours after administration of study medication
Percent of patients who are pain free, use of rescue medication, and nausea assessments (NNRS) at 6, 24, 48 and 72 hours after administration of study medication
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM

Historical Context: Exparel Pivotal Bunionectomy Study
Figure 2. Mean Pain Intensity versus Time plot for bunionectomy study (C-317)
PI
10 9 8 7 6 5 4 3 2 1 0
placebo
exparel
0 12 24 36 48 60 72
time (hours)
Source: FDA Clinical Review of NDA 022-496, page 48

Pain Intensity Difference at Low Dose
Mean Pain Intensity Score*
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
SPID0-24
-25%, p=0.022
HTX-011 200 mg
Placebo
0 10 20 30 Hours 40 50 60 70
*Standard LOCF method used to account for use of rescue medications from Golf et al, Adv
Ther, 28(9):776-788, 2011
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.™

Pain Intensity Difference at High Dose
Mean Pain Intensity Score*
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
SPID0-24
-69%, p<0.0001
SPID0-48
-52%, p<0.0001
SPID0-72
-40%, P=0.0064
HTX-011 400 mg
Placebo
0 10 20 30 Hours 40 50 60 70
*Standard LOCF method used to account for use of rescue medications from Golf et al, Adv
Ther, 28(9):776-788, 2011
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.™

Summed Pain Intensity (SPI) and Summed Pain Intensity Difference (SPID) over Time
Patients receiving HTX-011 had significantly lower pain scores for all three time periods of interest
SPI Placebo
SPI HTX-011 400 mg
SPID
0–24 hours
124.2
38.5
-85.7 (-69%)
p<0.0001
0–48 hours
224.8
106.9
-117.9 (-52%)
p<0.0001
0–72 hours
285.9
170.2
-115.7 (-40%)
p=0.0064
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM

Percent of Patients Pain Free
Percent of Patients Pain Free (PI < 1)
100 90 80 70 60 50 40 30 20 10 0
p<0.0001
HTX-011 400 mg
Placebo
0 10 20 30 40 50 60 70 80
Hours
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM

Historical Context: Percent of Patients Pain
Free, Cross-Study Comparison to Exparel
Percent of Patients Pain Free (PI ≤ 1)
100
90
80
70
60
50
40
30
20
10
0
HTX-011 400 mg
Placebo
0 12 24 36 48 60 72
Hours
Percentage of Patients pain-free
(NRS≤1)
80
60
40
20
0
Depofoam bupivacaine 120 mg
Placebo
2 4 8 12 24 36 48 60 72
Hours
Source: Golf et al, Adv Ther, 28(9):776-788, 2011
HERON
THERAPEUTICS
Developing Best-in-Class Medicine, Improving Lives™

Mean Time to First Use of
Opiate Rescue Medication
488% longer time to first use of rescue medications
Placebo
HTX-011 200 mg
HTX-011 400 mg
8.2 hours
20.8 hours p=0.15
48.2 hours p<0.0001
Cross-study comparison: Mean time with Exparel was 7.2 hours versus 4.3 hours on placebo
Source: Golf et al, Adv Ther, 28(9):776-788, 2011
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.™

Percent of Patients Who Received No Opiate Rescue Medication
Percent of Patients Who Received No Opiate Rescue Medication
0 10 20 30 40 50 60 70 80 90 100
p<0.0001
32%
HTX-011 400 mg
Placebo
0 10 20 30 40 50 60 70 80
Hours
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM

Historical Context: Percent of Patients Who
Received No Opiate Rescue Medication,
Cross-Study Comparison to Exparel
Percent of Patients Who Received No
Opiate Rescue Medication
100
90
80
70
60
50
40
30
20
10
0
HTX-011 400 mg
Placebo
0 12 24 36 48 60 72
Hours
Percentage of patients who did not receive opoioid rescue Medication
Depofoam bupivacaine 120 mg
Placebo
50
40
30
20
10
0
8 12 16 20 24 36 48 60 72
Hours
Source: Golf et al, Adv Ther, 28(9):776-788, 2011
HERON
THERAPEUTICS
Developing Best-in-Class Medicine, Improving Lives™

Pain Intensity NOT Adjusted for Opiate Use: HTX-011 Significantly Better Than Unlimited Opiates*
Mean Pain Intensity Scores
7 6 5 4 3 2 1 0
SPID0-24
p<0.0001
SPID0-48
p=0.0001
SPID0-72
p=0.0051
HTX-011 400 mg
Placebo
0 10 20 30 40 50 60 70
Hours
*Patients were permitted to take 5 mg oxycodone every 2 hours as needed for pain; data not adjusted for opiate use
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM

Preliminary Safety
HTX-011 was generally well tolerated
The most common adverse events were: headache, nausea, vomiting, constipation, erythema, cellulitis, dizziness, and hypoxia, none of which were considered drug-related
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM

HTX-011b: Second Formulation with Distinct Properties
HTX-011b is our second formulation
Designed to possess distinct properties that may be ideal in certain surgical procedures:
– Greater volume
– Slightly faster onset
Phase 1 study in healthy volunteers showed:
– Therapeutic drug levels achieved faster
– Higher drug levels achieved
First cohort of Phase 2 study in 5 patients undergoing bunionectomy demonstrated 200 mg of HTX-011b comparable to 400 mg of HTX-011
Dosing with 400 mg of HTX-011b to follow shortly
Now that proof-of-concept has been established, Heron plans to develop a family of HTX-011 products to cover a wide range of surgical procedures
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM

HTX-011b Provides Faster Onset and Substantially Greater Bupivacaine Levels
Mean Bupivacaine Plasma Concentrations (ng/mL)
600 500 400 300 200 100 0
HTX-011 200 mg
HTX-011 400 mg
HTX-011b 200 mg
0 20 40 60 80 100 120 140 160
Hours
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM

Pain Intensity:
HTX-011b 200 mg vs. HTX-011 400 mg
Mean Pain Intensity Scores*
7 6 5 4 3 2 1 0
HTX-011b 200 mg (n=5)
HTX-011 400 mg (n=22)
0 12 24 36 48 60 72
Hours
*Not adjusted for use of rescue medications
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM

Summary and Future Directions
Phase 2 results demonstrate unprecedented level of efficacy for a local anesthetic in the management of postoperative pain
– Major reduction in pain intensity
– True opiate-sparing activity
– One-third of patients required no opiates at all over first 72 hours
Strong proof-of-concept combined with initial HTX-011b results create platform to develop a family of products with distinct properties
– Onset of action, duration of action, volume
Broad-based development program underway
– Designed to target wide range of surgeries
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM
24